SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): July 18, 1997


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                               JACKSON HEWITT INC.
             (Exact name of Registrant as specified in its charter)




                                    Virginia

         (State or other jurisdiction of incorporation or organization)

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                   0-22324                                     54-1349705
          (Commission File Number)                (I.R.S. Employer Identification No.)


              4575 Bonney Road
          Virginia Beach, Virginia                                23462
  (Address of Principal Executive Offices)                     (Zip Code)

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       Registrant's telephone number, including area code: (757) 473-3300

                                      N.A.

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Jackson Hewitt Inc. (the "Corporation") entered into an Agreement and Plan of Recapitalization (the "Plan of Recapitalization"), dated as of June 18, 1997, by and among the Corporation, Geocapital II, L.P. ("Geocapital II"), Geocapital III, L.P. ("Geocapital III"), JMI Equity Fund, L.P. ("JMI"), Charles Federman and Stephen J. Bachman (Geocapital II, Geocapital III, JMI and Messrs. Federman and Bachman, each an "Investor" and collectively the "Investors") whereby the Investors, the holders of all of the Corporation's issued and outstanding Series A Convertible Preferred Stock (the "Preferred Stock"), have exchanged their 504,950 shares of Preferred Stock for 699,707 shares of the Corporation's Common Stock. The transaction closed July 3, 1997.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

         Not Applicable.

(b)  Pro Forma Financial Information.

         Not Applicable.

(c)  Exhibits.

         Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 JACKSON HEWITT INC.


                                 By:  /s/ Christopher Drake
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                                          Christopher Drake
                                          Controller and Chief Financial Officer


Date:  July 18, 1997